The Glenmede Fund, Inc.
The Glenmede Portfolios

Supplement dated April 9, 2009 to the
Money Market Portfolios and Bond Portfolios Prospectus
Dated February 28, 2009

This Supplement modifies the Prospectus dated February 28, 2009  concerning the participation by the Government Cash Portfolio and Tax-Exempt Cash Portfolio (the “Portfolios”) in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Program”) for money market funds.  Please keep this supplement and read it together with the Prospectus.

Government Cash Portfolio and Tax-Exempt Cash Portfolio

The following information replaces the third paragraph of the section entitled “Money Market Portfolios – Treasury Temporary Guarantee Program” under the heading “Investments” on page 16 of the Prospectus dated February 28, 2009.

The Treasury Department has extended the Program until September 18, 2009, and the Board of Directors has approved the participation by the Portfolios in the Program extension. The additional fee for participation in the Program extension is 0.015% of the net asset value of each Portfolio as of September 19, 2008.

The following information replaces the table appearing under the caption “Fees and Expenses of the Portfolios” under the heading “Risk/Return Summary” on page 13 of the Prospectus dated February 28, 2009.

	Money Market Portfolios		Bond Portfolios

	Government Cash Portfolio	Tax-Exempt Cash Portfolio	Core Fixed Income Portfolio	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%	1.25%	1.25%[2]	1.25%	1.25%

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.10%[3]	0.10%[3]	0.35%	0.30%[3]	0.30%[3]
Fee Waiver[3]	(0.10%)	(0.10%)		(0.30%)	(0.30%)
Other Expenses[4]	0.24%[5]	0.23%[5]	0.21%	0.32%[6]	0.38%[6]
Total Annual Portfolio Operating Expenses	0.24%[5]	0.23%[5]	0.56%	0.32%[6]	0.38%[6]

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1.
Investors in the Portfolios may be clients of The Glenmede Trust Company, N.A. (“Glenmede Trust”) or its affiliated companies (“Affiliates”). The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees (“Client Fees”) charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors may also have to pay various fees to others to become shareholders of the Portfolios. See “Purchase of Shares.”

2.	Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Core Fixed Income Portfolio when calculating Client Fees.

3.
The Government Cash, Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios do not pay any advisory fees to the Advisor or its Affiliates. The “Management Fees” in the above table represent the amount that the Advisor currently believes it would charge for providing similar portfolio management services to other similar mutual fund portfolios. This amount is offset by a “Fee Waiver” in the above table because the Advisor does not charge any advisory fees to the Government Cash, Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios.

4.
“Other Expenses” for the Portfolios include costs of administration, custody, accounting services, and similar expenses. “Other Expenses” also include shareholder servicing fees of 0.10% of average daily net assets payable to Glenmede Trust by the Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios and 0.15% of average daily net assets payable to Glenmede Trust by the Muni Intermediate and New Jersey Muni Portfolios.

5.
“Other Expenses” and “Total Annual Portfolio Operating Expenses” for the Government Cash Portfolio and the Tax-Exempt Cash Portfolio have been restated to include the additional expenses related to each Portfolio’s participation in the U.S. Treasury Temporary Guarantee Program.

6.
“Other Expenses” and “Total Annual Portfolio Operating Expenses” would be 0.29% for the Muni Intermediate Portfolio and 0.34% for the New Jersey Muni Portfolio after a one-time reimbursement made by the Portfolios’ Administrator of non-recurring tax expenses incurred in 2008.

The following information replaces the table appearing under the caption “Example” under the heading “Risk/Return Summary” on page 14 of the Prospectus dated February 28, 2009.

	Money Market Portfolios		Bond Portfolios
	Government Cash Portfolio	Tax-Exempt Cash Portfolio	Core Fixed Income Portfolio	Muni Intermediate Portfolio	New Jersey Muni Portfolio
One Year	$25	$24	$57	$33	$39

Three Years	$77	$74	$179	$103	$122

Five Years	$135	$130	$313	$180	$213

Ten Years	$306	$293	$701	$406	$480